UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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BENEFITFOCUS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 11, 2020. BENEFITFOCUS, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 13, 2020 Date: June 11, 2020 Time: 9:00 AM EDT Location: 100 Benefitfocus Way Charleston, South Carolina 29492 You are receiving this communication because you hold BENEFITFOCUS, INC. shares in the company named above. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 This shares. is not This a ballot. communication You cannot presents use this only notice an to overview vote these of the you more on the complete Internet. proxy You may materials view that the proxy are available materials to online (see reverse at www.proxyvote.com side). or easily request a paper copy We encourage you to access and review all of the important information contained in the proxy materials before voting.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. 3. ANNUAL NOTICE OF REPORT ANNUAL ON MEETING FORM 10-K OF STOCKHOLDERS AND PROXY STATEMENT 2. 2019 ANNUAL REPORT How Have following the to View information page) Online: and visit: that is www.proxyvote.com. printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * by If the requesting arrow materials XXXX XXXX by e-mail, XXXX XXXX please (located send a blank on the e-mail following with the page) information in the subject that is line. printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote marked By by Internet: the arrow To vote XXXX now XXXX by Internet, XXXX XXXX go to (located www.proxyvote.com. on the following Have page) the information available and that follow is printed the instructions. in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees:
01) Raymond A. August 02) A. Lanham Napier
The Board of Directors recommends you vote FOR proposals 2, 3 and 4.
2. Approval of an amendment to the Benefitfocus, Inc. Second Amended and Restated 2012 Stock Plan to reserve an additional 1,500,000 shares of its common stock for issuance thereunder.
3. Approval, on an advisory basis, of Benefitfocus, Inc.’s 2019 named executive officer compensation.
4. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Benefitfocus, Inc. for the year ending December 31, 2020.
NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposal 1, FOR proposal 2, FOR proposal 3 and FOR proposal 4.
D06115-P34752

D06116-P34752